EXHIBIT 99.1


          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        The unaudited pro forma condensed combined financial statements set forth below for AT&T give effect to

     - The AT&T Wireless Group Exchange Offer

     - the AT&T Wireless Group distribution (collectively, the AT&T wireless events)

     - the Liberty Media Group distribution

(collectively, the AT&T restructuring events), as if such events had been completed on January 1, 1998 for income statement purposes, and at March 31, 2001 for balance sheet purposes, subject to the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma condensed combined financial statements set forth below for AT&T also give effect to the TCI and MediaOne mergers as if they had been completed on January 1, 1998 for income statement purposes. Based on the receipt of a favorable IRS Ruling on May 30, 2001, AT&T will report AT&T Wireless Group as Discontinued Operations, in accordance with APB Opinion No. 30 "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" (APB30). For accounting purposes, the spin-off/split-off (the "distribution") of AT&T Wireless Group is considered a non pro-rata distribution and is expected to be recorded at fair value resulting in the recognition of a gain on the remaining AT&T entity upon the distribution date. The split-off of Liberty Media Group will be a pro-rata distribution and is therefore recorded at historical cost. See the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements for additional disclosure of potential material nonrecurring charges and credits directly attributable to the events as noted above which are not reflected in the pro forma financial statements.

        The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements. The unaudited pro forma condensed combined financial statements do not necessarily represent what AT&T's financial position or results of operations would have been had the TCI or MediaOne mergers, the AT&T wireless events or the distribution of Liberty Media Group occurred on such dates or to project AT&T's financial position or results of operations at or for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of AT&T, AT&T Wireless Group and Liberty Media Group.

        AT&T closed its merger with MediaOne on June 15, 2000. Therefore, MediaOne is reflected in the March 31, 2001 balance sheet. Accordingly, AT&T has established a new basis for MediaOne Group's assets and liabilities using their preliminarily assigned fair values based on the allocation of the purchase price including the costs of the merger.

        AT&T closed its merger with TCI on March 9, 1999. Therefore, TCI is reflected in the March 31, 2001 balance sheet. The merger was accounted for using the purchase method of accounting. Accordingly, AT&T has established a new basis for TCI's assets and liabilities using their assigned fair values based on the allocation of the purchase price including the costs of the merger. In connection with the merger, AT&T issued a separate tracking stock to reflect the economic performance of Liberty Media Group, TCI's former programming and technology investment businesses.

        On April 27, 2000, AT&T completed the sale of a tracking stock (AT&T Wireless Group tracking stock) intended to reflect 15.6% of the financial performance and economic value of AT&T Wireless Group. The results of AT&T Wireless Group are included in their entirety in the consolidated results of AT&T. The earnings available to Common Shareholders are (reduced) increased by the 15.6% of (income) loss from the AT&T Wireless Group beginning on April 27, 2000, the date of formation of the AT&T Wireless Group Tracking Stock.

        Upon the split-off, AT&T Wireless Services will assume a portion of AT&T's outstanding employee stock options. In connection with this assumption, AT&T will, effective immediately prior to the split-off, reduce the AT&T Common Stock Group's retained portion of the value of the AT&T Wireless Group by the equivalent of 12,577,650 shares of AT&T Wireless Group tracking stock. This will have the effect of reducing the total number of shares of AT&T Wireless Services common stock distributed to holders of AT&T common stock in the split-off.

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

                                                AT&T

                        UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
                                            March 31, 2001
                                            (in millions)

                                                 AWE                                         Pro Forma
                                               Exchange                                        AT&T
                                  Historical   Pro Forma         AWE             Other       Excluding
                                   AT&T(1)    Adjustments(5)  Distribution(8) Adjustments(10)   AWE
                                  ---------   -----------     ------------    -----------     --------
 ASSETS
 Cash and cash equivalents........       136       --             (34)              --          102
                                                                5,742 (9)
                                                               (5,742)(9)
 Receivables -- net...............     12,438      --         (12,399)          10,710       10,749
 Deferred income taxes............        855      --            (170)              --          685
 Other current assets.............      2,824      --            (477)              --        2,347
 Property,  plant and  equipment --
  net.............................     52,265      --         (10,725)              --       41,540
 Franchise costs -- net...........     47,924      --              --               --       47,924
 Licensing cost -- net............     13,568      --         (13,568)              --           --
 Goodwill -- net..................     30,525      --          (4,686)              --       25,839
 Investment  in Liberty Media Group
  and related receivables, net.....    34,072      --              --               --       34,072
 Other investments and related
  advances........................     34,287      --            (763)           3,000       33,524
                                                               (3,000)(9)
 Prepaid pension costs............      3,092      --              --               --        3,092
 Other assets.....................      9,155      --            (966)           1,798        8,187
                                                               (1,800)(9)
                                                              (13,806)
                                                               13,806 (7)
                                         ----     ----            ----             ----        ----
 TOTAL ASSETS.....................    241,141       --         (48,588)          15,508     208,061
                                         ====     ====            ====             ====        ====
 LIABILITIES
 Accounts payable.................      4,905       --            (800)              83       4,188
 Payroll    and     benefit-related
  liabilities.....................      1,882       --            (263)              --       1,619
 Debt maturing within one year....     17,225       --            (103)          10,542      22,864
                                                               (10,542)(9)
                                                                 5,742 (9)
 Other current liabilities........     10,432       --          (1,468)              83       9,047
 Long-term debt...................     39,004       --          (8,290)           1,800      32,514
 Long-term benefit-related
  liabilities.....................      3,654       --              --               --       3,654
 Deferred income taxes............     36,665       --          (4,739)              --      31,926
 Other  long-term  liabilities  and
  deferred credits................      5,114       --            (288)              --       4,521
                                                                  (305)
                                         ----     ----            ----             ----        ----
 TOTAL LIABILITIES................    118,881       --         (21,056)          12,508     110,333
 Minority interest................      4,222       --             (42)              --       4,180
 Company-obligated convertible
  quarterly income preferred
  securities of  subsidiary  trust
  holding solely subordinated
  debt securities of AT&T........       4,713       --              --                --      4,713
 Convertible preferred stock......      9,362       --          (9,362)               --         --
 SHAREOWNERS' EQUITY
 Common Stock:
 AT&T common  stock,  $1 par value,
  authorized 6,000,000,000  shares;
  issued and  outstanding
  3,809,487,226 shares.............     3,809      (372)            --                --      3,437
 AT&T  Wireless   Group   Preferred
  Stock............................        --       --          (3,000)            3,000         --
 AT&T Wireless  Group Common Stock,
  $1 par value, authorized
  6,000,000,000   shares;   issued
  and outstanding 363,203,425......       363       438             406               --         --
                                                                 (1,207)
 Liberty   Media   Group   Class  A
  Common Stock, $1 par value,
  authorized 4,000,000,000
  shares; issued and outstanding
  2,376,748,041 shares...........       2,377        --              --               --      2,377
 Liberty   Media   Group  Class  B
  Common Stock, $1 par value,
  authorized  400,000,000  shares;
  issued and outstanding
  212,045,288 shares...............       212        --              --               --        212
 Total additional paid-in
  capital..........................    92,045    (7,467)          9,190               --     82,256
                                                  7,481         (18,993)
 Retained earnings................      6,732       (80)         13,806 (7)           --        951
                                                                (19,273)
                                                                   (234)
 Accumulated  other   comprehensive
  income...........................    (1,575)       --           1,177               --       (398)
 TOTAL SHAREOWNERS' EQUITY........    103,963        --         (18,128)           3,000     88,835
 TOTAL LIABILITIES & EQUITY.......    241,141        --         (48,588)          15,508    208,061
                                         ====      ====            ====             ====       ====

SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO-FORMA FINANCIAL STATEMENTS

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                                        2
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

                                                AT&T

                        UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET -- (continued)
                                            March 31, 2001
                                            (in millions)


                                    Pro Forma
                                       AT&T       Liberty
                                    Excluding      Media              Other       Pro Forma
                                       AWE      Distribution(11)   Adjustments       AT&T
                                    ---------   ------------       -----------     --------
ASSETS
Cash and cash equivalents......         102        (827)(12)           725(13)         --
Receivables -- net.............      10,749          --                 --         10,749
                                                     --
Deferred income taxes..........         685          --                 --            685
Other current assets...........       2,347          --                 --          2,347
Property,  plant and equipment --
 net............................     41,540          --                 --         41,540
Franchise costs -- net.........      47,924          --                 --         47,924
Licensing cost -- net..........          --          --                 --             --
Goodwill -- net................      25,839          --                 --         25,839
Investment  in  Liberty  Media
 Group and related
 receivables, net.............       34,072     (34,072)                --             --
Other  investments  and  related
 advances.......................     33,524          --                 --         33,524
Prepaid pension costs..........       3,092          --                 --          3,092
Other assets...................       8,187          --                 --          8,187
                                       ----        ----               ----           ----
TOTAL ASSETS...................     208,061     (34,899)               725        173,887
                                       ====        ====               ====           ====
LIABILITIES
Accounts payable...............       4,188          --                725 (13)     4,913
                                                     --
Payroll and benefit-related
 liabilities....................      1,619          --                 --          1,619
Debt maturing within one year..      22,864          --                 --         22,864
Other current liabilities......       9,047         (24)                --          9,023
Long-term debt.................      32,514          --                 --         32,514
Long-term benefit-related
 liabilities....................      3,654          --                 --          3,654
Deferred income taxes..........      31,926          --                 --         31,926
Other long-term  liabilities and
 deferred credits...............      4,521          --                 --          4,521
                                       ----         ---                ---           ----

TOTAL LIABILITIES..............     110,333         (24)               725        111,034
Minority interest..............       4,180          --                 --          4,180
Company-obligated convertible
 quarterly income preferred
 securities of subsidiary
 trust holding solely
 subordinated  debt  securities
 of AT&T........................      4,713          --                 --          4,713
Convertible preferred stock....          --          --                 --             --
SHAREOWNERS' EQUITY
Common Stock:
AT&T   common   stock,   $1  par
 value, authorized 6,000,000,000
 shares;  issued and outstanding
  3,809,487,226 shares.........       3,437          --                 --          3,437
AT&T  Wireless  Group  Preferred
 Stock..........................         --                             --             --
AT&T   Wireless   Group   Common
 Stock, $1 par value, authorized
 6,000,000,000 shares; issued
 and outstanding 363,203,425......       --          --                 --             --

Liberty   Media  Group  Class  A
 Common Stock, $1 par value,
 authorized  4,000,000,000
 shares; issued and outstanding
 2,376,748,041 shares............     2,377      (2,377)                --             --
Liberty   Media  Group  Class  B
Common Stock, $1 par value,
 authorized 400,000,000 shares;
 issued and outstanding
 212,045,288 shares...............      212        (212)                --             --
Total additional paid-in
 capital..........................   82,256     (32,865)                --         49,391
Retained earnings.................      951          --                 --            951
Accumulated other  comprehensive
income.................... .....       (398)        579                 --            181
                                        ----       ----               ----           ----
TOTAL SHAREOWNERS' EQUITY......       88,835    (34,875)                --         53,960
TOTAL LIABILITIES & EQUITY.....      208,061    (34,899)               725        173,887
                                        ====       ====               ====           ====

SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO-FORMA FINANCIAL STATEMENTS
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                                        3

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


                                                          AT&T

                                  UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME
                                            For the Three Months Ended, March 31, 2001
                                                     (in millions)

                                     AWE Exchange                                     Pro Forma
                       Historical     Pro Forma         AWE            Other        AT&T Excluding   Liberty Media     Pro Forma
                         AT&T(1)     Adjustments   Distribution(8) Adjustments(10)       AWE         Distribution(11)    AT&T
                       ----------    -----------   ------------    -----------       -----------     -------------     ---------
Revenue................  16,763            --        (3,212)            101            13,652            --              13,652
OPERATING EXPENSES
Costs  of  services  and
 products...............  4,837            --        (1,276)            101             3,662            --               3,662
Access  and other
 connection.............  3,286            --          (135)             --             3,151            --               3,151
Selling, general and
 administrative.........  3,868            --        (1,085)             --             2,783            --               2,783
Depreciation and
 amortization...........  2,987            --          (575)             --             2,412            --               2,412
Net   restructuring  and
 other charges..........    808            --            --              --               808            --                 808
                           ----          ----          ----            ----              ----          ----                ----
Total operating
 expenses................15,786            --        (3,071)            101            12,816            --              12,816
Operating income
 (loss)..................   977            --          (141)             --               836            --                 836
Other income
 (expense)...............  (781)           --           (80)            158              (703)           --                (703)
Interest expense.......     969            --           (47)            116             1,095            --               1,095
                                                                         57(9)
Income  from  continuing
 operations before income
 taxes and earnings
 (losses) from equity
 investments...............(773)           --          (174)            (15)             (962)           --                (962)
Provision  (benefit) for
 income taxes.............. 292            --           (79)            (22)(9)           191            --                 191
Minority interest
 income (expense).......... 650            --            (4)             --               646            --                 646
Equity earnings (losses)
 from  Liberty Media
 Group.................    (697)           --            --              --              (697)          697                  --
Net earnings/(losses)
 from other equity
 investments...........    (136)           --            99              --               (37)           --                 (37)
Income (loss) from
continuing operations..  (1,248)           --            --               7            (1,241)          697                (544)
Dividend  Requirements
 on Preferred Stock.....    181            --           (42)             42               181            --                 181
Net income (loss)          ----          ----          ----            ----              ----          ----                ----
 attributable to common
 shareowners...........  (1,429)           --            42             (35)           (1,422)          697                (725)
                           ====          ====          ====            ====              ====          ====                ====
AT&T COMMON STOCK GROUP:
Net income.............  $ (739)        $  (8)(5)                                      $ (725)                           $ (725)
Weighted  average shares
 outstanding (basic &
 diluted)..............   3,805          (372)(5)                                       3,433                             3,433
Basic EPS..............   (0.19)                                                        (0.21)                            (0.21)

AT&T WIRELESS GROUP:
Income.................  $    7         $   8 (5)
Basic and diluted EPS..  $ 0.02         $ 0.02(5)

LIBERTY MEDIA GROUP:
Basic and diluted EPS..  $(0.27)                                                      $ (0.27)

SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS
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                                        4


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



                                                        AT&T

                            UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME
                                       For the Year Ended, December 31, 2000
                                                    (in millions)

                                                                        Pro Forma    DoCoMo &                              Pro Forma
                                                           MediaOne       AT&T     AWE Exchange                               AT&T
                               Historical   Historical    Pro Forma       With      Pro Forma      AWE           Other     Excluding
                                 AT&T(1)     MediaOne(1) Adjustments(4) MediaOne   Adjustments Distribution(8) Adjustments(10) AWE
                               ---------     --------    -----------    --------   ----------- ------------    -----------   ------
Revenue......................... 65,981         1,325          --         67,306          --      (10,447)        321       57,180
OPERATING EXPENSES
Costs of services and
 products....................... 17,587           554          --         18,141          --       (4,827)        321       13,635
Access and other connection..... 13,518            --          --         13,518          --         (378)         --       13,140
Selling, general and
 administrative................. 13,303           342          --         13,645          --       (3,590)         --       10,055
Depreciation and amortization... 10,267           706         156         11,129          --       (1,678)         --        9,451
Net restructuring   and  other
 charges........................  7,029            --          --          7,029          --           --          --        7,029
                                   ----          ----        ----           ----        ----         ----        ----         ----
Total operating expenses........ 61,704         1,602         156         63,462          --      (10,473)        321       53,310
Operating income (loss).........  4,277          (277)       (156)         3,844          --           26          --        3,870
Other income (expense)..........  1,514         3,341         243          5,098          --         (507)        353        4,944
Interest expense................  3,183           312         712          4,207        (144)(6)       12         242        4,544
                                                                                                                  227(9)
Income from  continuing
 operations before income taxes
 and earnings (losses) from
 equity investments.............  2,608         2,752        (625)         4,735         144         (493)       (116)       4,270
Provision (benefit)  for income
 taxes..........................  3,342         1,189        (196)         4,335          55(6)      (172)        (87)(9)    4,131
Minority interest income
 (expense)......................  4,120            --         (48)         4,072          --          (17)         --        4,055
Equity  earnings  (losses) from
 Liberty Media Group............  1,488            --          --          1,488          --           --          --        1,488
Net earnings/(losses) from
 other equity investments.......   (205)           --        (138)          (343)         --         (383)         --         (726)
Income  (loss)  from  continuing
 operations.....................  4,669         1,563        (615)         5,617          89         (721)        (29)       4,956
Dividend Requirements  on
 Preferred Stock................     --            --          --             --          --         (111)        111           --
Net income  (loss)  attributable   ----          ----        ----           ----        ----         ----        ----         ----
 to common shareowners..........  4,669         1,563        (615)         5,617          89         (610)       (140)       4,956
                                   ====          ====        ====           ====        ====         ====        ====         ====

AT&T COMMON STOCK GROUP:
Net income......................$ 3,105                                  $ 4,053        $ 89 (6)                          $  3,468
Weighted average shares
 outstanding (basic)............  3,486                                    3,762        (372)(5)                             3,390
Basic EPS.......................   0.89                                     1.08                                              1.02

Net income......................  3,137                                    4,085          89 (6)                             3,500
Weighted average shares
 outstanding (diluted)..........  3,545                                    3,821        (372)(5)                             3,449
Diluted EPS.....................   0.88                                     1.07                                              1.01

AT&T WIRELESS GROUP:
Income..........................$    76                                  $    76       $  92 (5)
Basic and diluted EPS...........$  0.21                                  $  0.21       $0.21 (5)

LIBERTY MEDIA GROUP:
Basic and diluted EPS...........$  0.58                                  $  0.58                                            $ 0.58

SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS
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                                        5
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                                      AT&T

    UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME -- (continued)
                      for the Year Ended, December 31, 2000
                                  (in millions)

                                  Pro Forma
                                AT&T Excluding     Liberty Media     Pro Forma
                                     AWE           Distribution(11)    AT&T
                                --------------     -------------     ---------

Revenue.........................  57,180                  --            57,180
OPERATING EXPENSES
Costs of services and products..  13,635                  --            13,635
Access and other connection.....  13,140                  --            13,140
Selling, general and
 administrative.................  10,055                  --            10,055
Depreciation and amortization...   9,451                  --             9,451
Net restructuring and other
 charges........................   7,029                  --             7,029
                                   -----                 ---             -----
Total operating expenses........  53,310                  --            53,310
Operating income (loss).........   3,870                  --             3,870
Other income (expense)..........   4,944                  --             4,944
Interest expense................   4,544                  --             4,544
Income from continuing
 operations before income taxes
 and earnings  (losses) from
 equity investments.............   4,270                  --             4,270
Provision  (benefit)  for income
 taxes..........................   4,131                  --             4,131
Minority interest income
 (expense)......................   4,055                  --             4,055
Equity  earnings  (losses)  from
 Liberty Media Group............   1,488              (1,488)               --
Net earnings/(losses) from
 other equity investments.......    (726)                 --              (726)
Income  (loss)  from  continuing
 operations.....................   4,956              (1,488)            3,468
Dividend Requirements  on
 Preferred Stock................      --                  --                --
Net income  (loss)  attributable    ----                ----              ----
 to common shareowners..........   4,956              (1,488)            3,468
                                    ====                ====              ====

AT&T COMMON STOCK GROUP:
Net income...................... $ 3,468                              $  3,468
Weighted average shares
 outstanding (basic)............   3,390                                 3,390
Basic EPS.......................    1.02                                  1.02
Net income......................   3,500                                 3,500
Weighted average shares
 outstanding (diluted)..........   3,449                                 3,449
Diluted EPS.....................    1.01                                  1.01

AT&T WIRELESS GROUP:
Income..........................
Basic and diluted EPS...........

LIBERTY MEDIA GROUP:
Basic and diluted EPS........... $  0.58

SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS


                                        6
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
                                                       AT&T

                            UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME
                                       For the Year Ended December 31, 1999
                                                   (in millions)

                                                             Pro Forma
                                                              Liberty
                                                              Ventures            Other TCI           Pro Forma         Historical
                             Historical      Historical        Group              Pro Forma             AT&T             MediaOne
                               AT&T(1)         TCI(1)       Adjustments(2)       Adjustments(3)        with TCI           Group(1)
                             ----------      ---------      --------------      --------------      --------------      -----------


Revenue......................  62,600          1,145             (204)                 --               63,541             2,695
OPERATING EXPENSES
Costs of services and
 products....................  14,594            543              (79)                 --               15,058             1,069
Access and other connection..  14,686             --               --                  --               14,686                --
 Selling, general and
 administrative..............  13,516            677             (260)                 --               13,933               749
Depreciation and
 amortization................   7,439            277              (22)                120                7,814             1,248
Net restructuring and
 other charges...............   1,506             --               --                  --                1,506                --
                                 ----           ----             ----                ----                 ----              ----
Total operating expenses.....  51,741          1,497             (361)                120               52,997             3,066
Operating income (loss)......  10,859           (352)             157                (120)              10,544              (371)
Other income (expense).......     931            356             (321)                142                1,108             7,551
Interest expense.............   1,765            161              (25)                 82                1,983               449
Income from continuing
 operations before income
 taxes and earnings
(losses) from equity
 investments.................  10,025           (157)            (139)                (60)               9,669             6,731
Provision (benefit) for
 income taxes................   3,695            119             (207)                (49)               3,558             3,217
Minority interest income
(expense)....................    (115)            --               --                 (26)                (141)               --
Equity earnings (losses)
 from Liberty  Media Group...  (2,022)            --              (68)               (156)              (2,246)               --
Net earnings/(losses) from
 other equity investments....    (765)            --               --                 (99)                (864)               --
Income (loss) from
 continuing operations.......   3,428           (276)              --                (292)               2,860             3,514
Dividend Requirements on
 preferred stocks............      --             (4)              --                  --                   (4)              (77)
                                 ----           ----             ----                ----                 ----              ----
Net income (loss)
 attributable to
 common shareowners..........   3,428           (280)              --                (292)                2,856            3,437
                                 ====           ====             ====                ====                  ====             ====

AT&T COMMON STOCK GROUP:
Net income................... $ 5,450                                                                   $ 5,102
Weighted average shares
 outstanding (basic).........   3,082                                                                     3,181
Basic EPS....................    1.77                                                                      1.60

Net income...................   5,476                                                                     5,128
Weighted average shares
 outstanding (diluted).......   3,152                                                                     3,299
Diluted EPS..................    1.74                                                                      1.55

LIBERTY MEDIA GROUP:
Basic and diluted EPS........ $ (0.80)                                                                  $ (0.89)


SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS


                                                       AT&T

                            UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME
                                       For the Year Ended December 31, 1999
                                                   (in millions)


                              MediaOne           Pro Forma            DoCoMo &                                          Pro Forma
                               Group            AT&T w/ TCI        AWE Exchange                                            AT&T
                             Pro Forma           and Media          Pro Forma           AWE              Other          Excluding
                            Adjustments(4)       One Group         Adjustments     Distribution(8)   Adjustments(10)       AWE
                          ---------------     ---------------    ---------------   -------------      -------------    ------------



Revenue......................     --               66,236               --            (7,627)              227            58,836
OPERATING EXPENSES
Costs of services and
products.....................     --               16,127               --            (3,606)              227            12,748
Access and other connection..     --               14,686               --              (247)               --            14,439
Selling, general and
 administrative..............     --               14,682               --            (2,663)               --            12,019
Depreciation and
 amortization................    414                9,476               --            (1,245)               --             8,231
Net restructuring and
 other charges...............     --                1,506               --              (530)               --               976
                                ----               ------             ----              ----              ----              ----
Total operating expenses.....    414               56,477               --            (8,291)              227            48,413
Operating income (loss)......   (414)               9,759               --               664                --            10,423
Other income (expense).......  1,918               10,577               --              (106)               --            10,471
Interest expense.............  1,554                3,986             (144)(6)           (10)              227 (9)         4,059
Income from continuing
 operations before income
 taxes and earnings (losses)
 from equity investments.....    (50)              16,350              144               568              (227)           16,835
Provision (benefit) for
 income taxes................   (538)               6,237               55 (6)           250               (87)(9)         6,455
Minority interest income
(expense)....................   (217)                (358)              --               (11)               --              (369)
Equity earnings (losses)
 from Liberty  Media Group...     --               (2,246)              --                --                --            (2,246)
Net earnings/(losses) from
 other equity investments....   (158)              (1,022)              --                10                --            (1,012)
Income (loss) from
 continuing operations.......    113                6,487               89               317              (140)            6,753
Dividend Requirements on
 preferred stocks............     46                  (35)              --                --                --               (35)
                                ----               ------             ----              ----              ----              ----
Net income (loss)
 attributable to
 common shareowners..........    159                6,452               89               317              (140)            6,718
                                ====                 ====             ====              ====              ====              ====

AT&T COMMON STOCK GROUP:
Net income...................                     $ 8,698             $ 89 (6)                                           $ 8,964
Weighted average shares
 outstanding (basic).........                       3,784             (372)(5)                                             3,412
Basic EPS....................                        2.30                                                                   2.63

Net income...................                       8,724             $ 89 (6)                                             8,990
Weighted average shares
 outstanding (diluted).......                       3,906             (372)(5)                                             3,534
Diluted EPS..................                        2.23                                                                   2.54

LIBERTY MEDIA GROUP:
Basic and diluted EPS........                     $ (0.89)                                                               $ (0.89)


SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS




                                      AT&T

    UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME -- (continued)
                      For the Year Ended December 31, 1999
                                  (in millions)

                                                           Pro Forma
                                                              AT&T         Liberty
                                                           Excluding        Media           Pro Forma
                                                              AWE      Distribution(11)       AT&T
                                                          ----------      ----------        ----------
   Revenue.............................................       58,836           --             58,836
   OPERATING EXPENSES
   Costs of services and products......................       12,748           --             12,748
   Access and other connection.........................       14,439           --             14,439
   Selling, general and administrative.................       12,019           --             12,019
   Depreciation and amortization.......................        8,231           --              8,231
   Net restructuring and other charges.................          976           --                976
                                                                ----         ----               ----
   Total operating expenses............................       48,413           --             48,413
   Operating income (loss).............................       10,423           --             10,423
   Other income (expense)..............................       10,471           --             10,471
   Interest expense....................................        4,059           --              4,059
   Income from continuing operations before income taxes
    and earnings (losses) from equity investments......       16,835           --             16,835
   Provision (benefit) for income taxes................        6,455           --              6,455
   Minority interest income (expense)..................         (369)          --               (369)
   Equity earnings (losses) from Liberty Media Group...       (2,246)       2,246                 --
   Net earnings/(losses) from other equity investments.       (1,012)          --             (1,012)
   Income (loss) from continuing operations............        6,753        2,246              8,999
   Dividend Requirements on preferred stocks...........          (35)          --                (35)
                                                                ----         ----               ----
   Net income (loss) attributable to common shareowners        6,718        2,246              8,964
                                                                ====         ====               ====

   AT&T COMMON STOCK GROUP:
   Net income..........................................      $ 8,964                         $ 8,964
   Weighted average shares outstanding (basic).........        3,412                           3,412
   Basic EPS...........................................         2.63                            2.63

   Net income..........................................        8,990                           8,990
   Weighted average shares outstanding (diluted).......        3,534                           3,534
   Diluted EPS.........................................         2.54                            2.54

   LIBERTY MEDIA GROUP:
   Basic and diluted EPS...............................     $  (0.89)

SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS



                                                       AT&T

                            UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME
                                       For the Year Ended December 31, 1998
                                                   (in millions)


                                                              Liberty
                                                              Ventures            Other TCI           Pro Forma         Historical
                             Historical      Historical        Group              Pro Forma             AT&T             MediaOne
                               AT&T(1)         TCI(1)       Adjustments(2)       Adjustments(3)        with TCI           Group(1)
                             ----------      ---------      --------------      --------------      --------------      -----------

Revenue...................... $53,223         $7,351           $(1,148)           $   --                $59,426            $2,882
OPERATING EXPENSES
Costs of services and
 products....................  10,495          3,087              (495)               --                 13,087             1,013
Access and other connection..  15,328             --                --                --                 15,328                --
Selling, general and
 administrative..............  12,770          2,583              (943)               --                 14,410               926
Depreciation and
 amortization................   4,629          1,735              (135)              719                  6,948             1,182
Net restructuring and other
 charges.....................   2,514              5                (5)               --                  2,514                --
                                 ----           ----              ----              ----                   ----              ----
Total operating expenses.....  45,736          7,410            (1,578)              719                 52,287             3,121
Operating income (loss)......   7,487            (59)              430              (719)                 7,139              (239)
Other income (expense).......   1,281          4,658            (1,631)           (1,343)                 2,965             3,368
Interest expense.............     427          1,061              (103)              489                  1,874               491
Income from continuing
 operations before income
 taxes and earnings (losses)
 from equity investments.....   8,341          3,538            (1,098)           (2,551)                 8,230             2,638
Provision (benefit) for
 income taxes................   3,049          1,595              (472)           (1,087)                 3,085             1,208
Minority interest income
(expense)....................      21             --                --               (88)                   (67)               --
Equity earnings (losses)
 from  Liberty Media Group...      --             --               626              (928)                  (302)               --
Net earnings/(losses) from
 other equity investments....     (78)            --                --              (859)                  (937)               --
Income (loss) from continuing
 operations..................   5,235          1,943                --            (3,339)                 3,839             1,430
Dividend Requirements on
 preferred stocks............      --            (24)               --                14                    (10)             (108)
                                 ----           ----              ----              ----                   ----              ----
Net income (loss)
 attributable to
 common shareowners.......... $ 5,235         $1,919             $  --           $(3,325)               $ 3,829           $ 1,322
                                 ====           ====              ====              ====                   ====              ====

AT&T COMMON STOCK GROUP:
Net income................... $ 5,235                                                                   $ 4,131
Weighted average shares
 outstanding (basic).........   2,676                                                                     3,146
Basic EPS....................    1.96                                                                      1.31

Net income...................   5,235                                                                     4,131
Weighted average shares
 outstanding (diluted).......   2,700                                                                     3,251
Diluted EPS..................    1.94                                                                      1.27

LIBERTY MEDIA GROUP:
Basic and diluted EPS........                                                                           $ (0.13)


SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS



                                                       AT&T

                            UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME
                                       For the Year Ended December 31, 1998
                                                   (in millions)


                              MediaOne           Pro Forma            DoCoMo &                                          Pro Forma
                               Group            AT&T w/ TCI        AWE Exchange                                            AT&T
                             Pro Forma           and Media          Pro Forma           AWE              Other          Excluding
                            Adjustments(4)       One Group         Adjustments     Distribution(8)   Adjustments(10)       AWE
                          ---------------     ---------------    ---------------   -------------      -------------    ------------

Revenue...................... $  --               $62,308             $  --          $ (5,406)           $  73           $56,975
OPERATING EXPENSES
Costs of services and
 products....................    --                14,100                --            (2,217)              --            11,883
Access and other connection      --                15,328                --              (211)              66            15,183
Selling, general and
 administrative..............    --                15,336                --            (2,123)               7            13,220
Depreciation and
 amortization................   414                 8,544                --            (1,050)              --             7,494
Net restructuring and other
 charges.....................    --                 2,514                --                --               --             2,514
                               ----                  ----              ----              ----             ----              ----
Total operating expenses.....   414                55,822                --            (5,601)              73            50,294
Operating income (loss)......  (414)                6,486                --               195               --             6,681
Other income (expense).......   436                 6,769                --              (470)              --             6,299
Interest expense............. 1,554                 3,919              (144)(6)            86              227 (9)         4,088
Income from continuing
 operations before income
 taxes and earnings (losses)
 from equity investments.....(1,532)                9,336               144              (361)            (227)            8,892
Provision (benefit) for
 income taxes................  (487)                3,806                55 (6)          (125)             (87)(9)         3,649
Minority interest income
(expense)....................   (74)                 (141)               --               (21)              --              (162)
Equity earnings (losses)
 from Liberty Media Group....    --                  (302)               --                --               --              (302)
Net earnings/(losses) from
 other equity investments....  (268)               (1,205)               --               (30)              --            (1,235)
Income (loss) from
 continuing operations.......(1,387)                3,882                89              (287)            (140)            3,544
Dividend Requirements on
 preferred stocks............    46                   (72)               --                --               --               (72)
                               ----                  ----              ----              ----             ----              ----
Net income (loss)
 attributable to
 common shareowners.........$(1,341)               $3,810             $  89            $ (287)           $(140)          $ 3,472
                               ====                  ====              ====              ====             ====              ====

AT&T COMMON STOCK GROUP:
Net income...................                      $4,112             $  89 (6)                                          $ 3,774
Weighted average shares
 outstanding (basic).........                       3,760              (372)(5)                                            3,388
Basic EPS....................                        1.09                                                                   1.11

Net income...................                       4,112             $  89 (6)                                            3,774
Weighted average shares
 outstanding (diluted).......                       3,874              (372)(5)                                            3,502
Diluted EPS..................                        1.06                                                                   1.08

LIBERTY MEDIA GROUP:
Basic and diluted EPS........                    $  (0.13)                                                              $  (0.13)


SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS




                                      AT&T

    UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME -- (continued)
                      For the Year Ended December 31, 1998
                              (Dollars in millions)

                                                           Pro Forma
                                                              AT&T         Liberty
                                                           Excluding        Media         Pro Forma
                                                              AWE      Distribution(11)     AT&T
                                                          ----------      ----------     ----------
  Revenue...............................................   $56,975        $  --           $56,975
  OPERATING EXPENSES
  Costs of services and products........................    11,883           --            11,883
  Access and other connection...........................    15,183           --            15,183
  Selling, general and administrative...................    13,220           --            13,220
  Depreciation and amortization.........................     7,494           --             7,494
  Net restructuring and other charges...................     2,514           --             2,514
                                                              ----         ----              ----
  Total operating expenses..............................    50,294           --            50,294
  Operating income (loss)...............................     6,681           --             6,681
  Other income (expense)................................     6,299           --             6,299
  Interest expense......................................     4,088           --             4,088
  Income from continuing operations before income
   taxes and earnings (losses) from equity investments..     8,892           --             8,892
  Provision (benefit) for income taxes..................     3,649           --             3,649
  Minority interest income (expense)....................      (162)          --              (162)
  Equity earnings (losses) from Liberty Media Group.....      (302)         302                --
  Net earnings/(losses) from other equity investments...    (1,235)          --            (1,235)
  Income (loss) from continuing operations..............     3,544          302             3,846
  Dividend Requirements on preferred stocks.............       (72)          --               (72)
                                                              ----         ----              ----
  Net income (loss) attributable to common shareowners..   $ 3,472        $ 302           $ 3,774
                                                              ====         ====              ====

  AT&T COMMON STOCK GROUP:
  Net income............................................   $ 3,774                        $ 3,774
  Weighted average shares outstanding (basic)...........     3,388                          3,388
  Basic EPS.............................................      1.11                           1.11

  Net income............................................     3,774                          3,774
  Weighted average shares outstanding (diluted).........     3,502                          3,502
  Diluted EPS...........................................      1.08                           1.08

  LIBERTY MEDIA GROUP:
  Basic and diluted EPS.................................  $  (0.13)

SEE NOTES TO UNAUDITED AT&T CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS

1. These columns reflect the historical results of operations and financial position of the respective companies.

2. This column reflects the deconsolidation of the historical results of operations for the interests represented by the shares of Liberty Media Group tracking stock for the period January 1, 1998 through February 28, 1999. AT&T accounts for the Liberty Media Group under the equity method because it does not possess a "controlling financial interest" for financial accounting purposes in the Liberty Media Group.

3. This column reflects the TCI merger purchase accounting adjustments. These adjustments include the amortization of the excess of the purchase price over the net assets acquired and incremental interest expense on additional borrowings for the period January 1, 1998 through February 28, 1999.

4. This column reflects the MediaOne merger purchase accounting adjustments. These adjustments include the amortization of the excess of the purchase price over the net assets acquired, incremental interest expense on additional borrowings for the period January 1, 1998 through June 15, 2000 and the elimination of a non-recurring charge related to the termination of MediaOne's merger with Comcast Corp. included in 1999.

5. These entries give effect to the approximate $7.9 billion exchange of 438 million shares of AT&T Wireless Group tracking stock for 372 million shares of AT&T common stock recorded during the second quarter of 2001 pursuant to the AT&T Wireless Group Exchange Offer of April 17, 2001. A premium of approximately $80 million was recorded based on the closing trading prices for shares of AT&T common stock and AT&T Wireless Group tracking stock on May 25, 2001, the expiration date of the exchange offer. The exchange offer, as calculated, reflects a reduction of approximately 18.9 percent of the AT&T Common Stock Group's portion of the value of AT&T Wireless Group. Due to the fact that the premium is a one-time event associated with the exchange, its effects have not been included as a pro forma adjustment to the income statement. The impact to diluted earnings per share attributable to the AT&T Common Stock Group for the year ended December 31, 2000 related to the premium is a reduction of approximately $0.02 per share, or $0.99 earnings per diluted share and for the three month period ended March 31, 2001 a reduction of approximately $0.02 per share or $0.19 loss per share. As a result of the exchange offer, the earnings per share calculation of the AT&T Common Stock Group reflects a decrease in the number of outstanding shares of AT&T common stock in all periods, and a decrease in net income attributable to the AT&T Common Stock Group as a result of the decrease in the portion of the value of the AT&T Wireless Group retained by the AT&T Common Stock Group for the period subsequent to April 27, 2000, the date of the IPO of AT&T Wireless Group tracking stock. The effect of the exchange offer on the balance sheet includes: 1) a decrease in the par and additional paid-in-capital of AT&T common stock and 2) an increase in the par and additional paid-in-capital of AT&T Wireless Group tracking stock and 3) a decrease in retained earnings as a result of the exchange offer premium. Since the number of shares of AT&T Wireless Group tracking stock and the net income attributable to the AT&T Wireless Group increased proportionally, there is no change to the calculated earnings per share for the AT&T Wireless Group.

6. This entry reflects the impact to interest and tax expense associated with the pay down in short-term debt from the use of $3.6 billion of proceeds attributable to the DoCoMo investment. The pay down in short-term debt would result in a reduction in interest expense, of $144 million ($89 million, net of taxes) for the years ended December 31, 2000, 1999 and 1998. The pro forma impact for the three months ended March 31, 2001 is not material and therefore has not been presented as a pro forma adjustment. The reduction in interest expense was calculated using an interest rate of 3.95%, which reflects the current 90-day commercial paper rate.

7. This entry reflects the fair value adjustment for accounting purposes that result in a gain which will be recorded upon the distribution of the AT&T Wireless Group. This distribution is non pro-rata due to the alteration of shareowner interests in the AT&T Wireless Group as a result of the exchange offer. For this reason, the distribution will be accounted for at fair value and will result in a nonrecurring gain upon distribution equal to the excess of the fair value of the securities issued over AT&T's carrying value of the net assets of the AT&T Wireless Group adjusted for the AT&T Wireless Group shares retained by AT&T at the time of the distribution. For purposes of the gain calculation, the carrying value of the net assets of AT&T Wireless Group have been adjusted to reflect repayment of the $3 billion of preferred stock. Due to the fact that the gain is a one-time event, its effects have not been included as a pro forma adjustment to the income statement; however, it has been included as a pro forma adjustment to retained earnings on the pro forma balance sheet. The actual gain will be calculated based on the carying value of the net assets of AT&T
     Wireless Group at the date of the distribution. The estimated gain as of March 31, 2001 is calculated as follows (numbers in millions):

     Fair value of AT&T  Wireless  Group  Tracking  Stock
      (assumed to represent approximately  2,117  million
      shares of AT&T Wireless  Group Tracking Stock at
      $16.95  per    share   as   of
      July 9, 2001)................................................... $ 35,876

     Fair  value  of   approximately   228  million  new
      primary shares of AT&T Wireless  Group  Tracking
      Stock issued to DoCoMo upon  conversion of the
      preferred stock at $16.95 per share
      as of July 9, 2001.............................................. $  3,867

     Fair value of AT&T Wireless Group to be
      distributed..................................................... $ 39,743

     Carrying  Value  of net  assets  of  AT&T  Wireless
      Group to be distributed......................................... $ 25,937


     Gain on distribution............................................. $ 13,806

8. The adjustments presented deduct the historical results of operations and the historical financial position of the AT&T Wireless Group to reflect the distribution of the AT&T Wireless Group from AT&T. The distribution is a fair value transaction and as such the fair value of the net assets has been recorded as a reduction to retained earnings for the dividend of AT&T's retained portion of the value of AT&T Wireless Group and par and additional paid-in-capital for the distribution to the AT&T Wireless Group tracking stock Shareholders.

     The reduction to retained earnings and the reduction to additional paid in capital is calculated as follows: (Amounts in millions)

     AT&T Wireless Group Tracking Stock shares........................    2,117

     Issuance of new primary  shares of AT&T Wireless
      Group  tracking  stock to DoCoMo  wireless
      tracking preferred stock (beyond AT&T's
      retained portion)...............................................      228
                                                                           ----

     Total pro forma AT&T Wireless Group Tracking Stock
      shares outstanding after conversion of the DoCoMo
      wireless tracking stock and  distribution of
      AT&T's retained portion.........................................    2,345

     AT&T   Wireless   Group   Tracking   Stock   shares
      outstanding as of March  31,  2001  which  reflect
      15.7% of AT&T Wireless Group prior to distribution..............      363

     Pro  forma  AT&T  Wireless   Group  Tracking  Stock
      issued for the exchange offer..................................       438

     AT&T Wireless  Group  Tracking  Stock shares issued
      to DoCoMo upon conversion of DoCoMo wireless tracking stock
      (including 228 million  new  primary  issued and 178 million
      shares issued out of AT&T's retained portion)..................       406
                                                                          -----

     Total pro forma AT&T Wireless  Group Tracking Stock
      shares outstanding  after  conversion of preferred stock
      held by DoCoMo,  and exchange,  prior to
      distribution of AT&T's retained portion........................     1,207

     Split-Off % of AT&T Wireless Group Tracking Stock
      shares (1,207/2,345)...........................................     51.5%

     Spin-Off % of AT&T Wireless Group (1 - 51.5%)...................     48.5%
     Fair value of AT&T Wireless Group  associated  with
      the split-off (39,743 x 51.5%).................................    20,471

     AT&T Wireless Group tracking stock par..........................    (1,207)

     DoCoMo warrants.................................................      (305)

     Other...........................................................        34
                                                                           ----

     Reduction to Additional Paid in Capital.........................    18,993


     Fair value of AT&T Wireless Group associated with
     the spin-off (39,743 x 48.5%) (Reduction to Retained
     Earnings)......................................................     19,273

     In addition to the historical adjustments, other adjustments relating to the DoCoMo transaction have been presented. These adjustments reflect that the preferred stock associated with the transaction is converted to 406 million shares of AT&T Wireless Group tracking stock, the accelerated write-off of the beneficial conversion feature and the warrants associated with the transaction are converted to warrants in AT&T Wireless Services.

     On February 15, 2001, AT&T announced that they would retain approximately $3 billion in value of AT&T Wireless Services shares subject to an IRS Ruling of the distribution. Based on the AT&T Wireless Group tracking stock price as of the record date of June 22, 2001, AT&T will retain 185,308,303 shares. The retained shares will be accounted for as a cost method investment under SFAS 115, and therefore any differences between historical cost and fair value on a periodic basis will be recorded, net of applicable taxes, as a component of Other Comprehensive Income.

9. These adjustments reflect the incremental borrowing by AT&T in connection with the repayment of the net $5.7 billion intercompany loan to AT&T Wireless Group. The repayment of intercompany indebtedness is contained in the preliminary Separation and Distribution Agreement between AT&T and AT&T Wireless Group. The increase in short-term debt would result in an increase in interest expense of $227 million ($140 million net of taxes) for the years ended December 31, 2000, 1999 and 1998 and $57 million ($35 million net of taxes) for the three month period ended March 31, 2001. The increase in interest expense was calculated using an interest rate of 3.95%, which reflects the current 90-day commercial paper rate.

10. Reflects certain Inter-Group transactions appropriately reflected in the separate financial statements of AT&T after excluding the AT&T Wireless Group on a pro forma basis that were eliminated in the AT&T consolidated financial statements and were therefore not reflected in AT&T's historical results and financial position.

11. The adjustments presented deduct the historical results of operations and the historical financial position of the Liberty Media Group to reflect the split-off of the Liberty Media Group from AT&T. The split-off is a pro-rata distribution and as such the historical value of the net assets has been recorded as an elimination of the AT&T Liberty Media Group equity.

12. This entry reflects the settlement of AT&T's net payable of $827 million to Liberty Media Group primarily for the value of certain TCI pre-acquisition net operating loss carryforwards, pursuant to the tax sharing agreements dated March 9, 1999.

13.  This entry reclasses the pro forma cash overdraft to accounts payable.